Exhibit 99.2

The Home Depot to Acquire SRS Distribution March 28, 2024

CONFIDENTIAL Forward Looking Statements and Non - GAAP Financial Measures Certain statements contained herein constitute "forward - looking statements" as defined in the Private Securities Litigation Reform Act of 1995 . Forward - looking statements may relate to, among other things, the proposed acquisition of SRS Distribution Inc . , which involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements (the “potential acquisition”) ; statements about the potential benefits of the potential acquisition ; the anticipated timing of closing of the potential acquisition (including failure to obtain necessary regulatory approvals) and the possibility that the potential acquisition does not close ; risks related to the ability to realize the anticipated benefits of the potential acquisition, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period ; the risk that the businesses will not be integrated successfully ; disruption from the potential acquisition making it more difficult to maintain business and operational relationships ; negative effects of announcing the potential acquisition or the consummation of the potential acquisition on the market price of our common stock, credit ratings or operating results ; significant costs associated with the potential acquisition ; unknown liabilities ; the risk of litigation and/or regulatory actions related to the potential acquisition ; the demand for our products and services, including as a result of macroeconomic conditions ; net sales growth ; comparable sales ; the effects of competition ; our brand and reputation ; implementation of interconnected retail, store, supply chain and technology initiatives ; inventory and in - stock positions ; the state of the economy ; the state of the housing and home improvement markets ; the state of the credit markets, including mortgages, home equity loans, and consumer credit ; the impact of tariffs ; issues related to the payment methods we accept ; demand for credit offerings ; management of relationships with our associates, potential associates, suppliers and service providers ; cost and availability of labor ; costs of fuel and other energy sources ; events that could disrupt our business, supply chain, technology infrastructure, or demand for our products and services, such as international trade disputes, natural disasters, climate change, public health issues, cybersecurity events, geopolitical conflicts, military conflicts, or acts of war ; our ability to maintain a safe and secure store environment ; our ability to address expectations regarding environmental, social and governance matters and meet related goals ; continuation or suspension of share repurchases ; net earnings performance ; earnings per share ; future dividends ; capital allocation and expenditures ; liquidity ; return on invested capital ; expense leverage ; changes in interest rates ; changes in foreign currency exchange rates ; commodity or other price inflation and deflation ; our ability to issue debt on terms and at rates acceptable to us ; the impact and expected outcome of investigations, inquiries, claims, and litigation, including compliance with related settlements ; the challenges of operating in international markets ; the adequacy of insurance coverage ; the effect of accounting charges ; the effect of adopting certain accounting standards ; the impact of legal and regulatory changes, including changes to tax laws and regulations ; store openings and closures ; guidance for fiscal 2024 and beyond ; financial outlook ; and the impact of acquired companies on our organization and the ability to recognize the anticipated benefits of any acquisitions . Forward - looking statements are based on currently available information and our current assumptions, expectations and projections about future events . You should not rely on our forward - looking statements . These statements are not guarantees of future performance and are subject to future events, risks and uncertainties – many of which are beyond our control, dependent on the actions of third parties, or currently unknown to us – as well as potentially inaccurate assumptions that could cause actual results to differ materially from our historical experience and our expectations and projections . These risks and uncertainties include, but are not limited to, those described in Part I, Item 1 A, "Risk Factors," and elsewhere in our Annual Report on Form 10 - K for our fiscal year ended January 28 , 2024 and also as may be described from time to time in future reports we file with the Securities and Exchange Commission . There also may be other factors that we cannot anticipate or that are not described herein, generally because we do not currently perceive them to be material . Such factors could cause results to differ materially from our expectations . Forward - looking statements speak only as of the date they are made, and we do not undertake to update these statements other than as required by law . You are advised, however, to review any further disclosures we make on related subjects in our filings with the Securities and Exchange Commission and in our other public statements . Today’s presentations are also supplemented with certain non - GAAP financial measures . We believe these non - GAAP financial measures better enable management and investors to understand and analyze our performance . However, this supplemental information should not be considered in isolation or as a substitute for the related GAAP measures . Reconciliations of the supplemental information to the comparable GAAP measures can be found in the Appendix of this presentation and on our Investor Relations website at ir . homedepot . com . 2

CONFIDENTIAL 3 The Home Depot Strategy Objectives Strategies Grow Market Share with Pros and Consumers Create Exceptional Shareholder Value DELIVER THE BEST CUSTOMER EXPERIENCE DEVELOP DIFFERENTIATED CAPABILITIES EXTEND OUR LOW - COST PROVIDER POSITION

CONFIDENTIAL 4 Key Growth Opportunities INTERCONNECTED CUSTOMER EXPERIENCE PRO ECOSYSTEM NEW STORES SRS expands our Pro Ecosystem

CONFIDENTIAL SRS’s Strong Performance and Track Record of Growth Notes : 2023 revenue and adjusted EBITDA are unaudited for fiscal year end 12/31/23. Adjusted EBITDA includes full year impact of acquisitions. MULTI - FACETED GROWTH APPROACH Same - Store Sales Greenfields M&A Digital NOW OPEN ~ $1.1B 2023 ADJUSTED EBITDA ~ $10B 2023 REVENUE Entered in 2008 Entered in 2019 Entered in 2021 ROOFING & BUILDING PRODUCTS LANDSCAPE POOL 5

CONFIDENTIAL 6 SRS has a Robust Set of Capabilities for the Pro Salesforce Strategic Locations Order and Account Management Systems Delivery Fleet Trade Credit Brands & Assortment eCommerce / Digital Tools 760+ branches and warehouses across 47 states 2,500+ inside and outside professional sales representatives 4,000+ flatbed, box, and boom delivery assets Trusted brands with breadth and depth One single, modern ERP system with mature integration playbook Sophisticated trade credit program and systems Digital ecosystem tailored to each segment (Roof Hub, Heritage+ Landscape, Heritage+ Pool) SRS ASSETS & CAPABILITIES

CONFIDENTIAL 7 Experienced Leadership Team to Support Continued Growth and Value Creation with The Home Depot President & Chief Executive Officer Chief Financial Officer Chief Human Resource Officer Chief Digital Officer Chief Supply Chain Officer President, Building Products President, Heritage Landscape Supply Group President, Heritage Landscape Supply Group Dan Tinker Combined 170+ years of industry experience across SRS’s executive leadership team Ryan Nelson Willis Weirich Rajeev Rai Carrie David Kent Gardner Chris McMurrough Matt McDermott

SRS Accelerates The Home Depot's Growth

- Housing is a large asset class worth over $45 trillion
- Establishes The Home Depot as a leading specialty trade distributor across three different verticals
- SRS's model is complementary to The Home Depot's Pro ecosystem for the complex project
- SRS expands our total addressable market by ~$50 billion



~17%
THE HOME DEPOT MARKET SHARE
~$1T
Total Addressable Market

Sources: Home Improvement Research Institute, John Burns Real Estate Consulting, U.S. Census Bureau, National Association of Home Builders, Dodge Data & Analytics, Forrester, NPD, American Rental Association, Internal Research & Analysis
Note: All figures as of fiscal year 2022

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SRS Expands The Home Depot's Capabilities

		Specialty Trade				
Pro Customer Type[1]	Renovator/Remodeler, Small Homebuilder, and Property Investor	Electrician, HVAC, Millwork, Painter, Plumber, Wallboard, etc.	SRS Distribution Roofer	Landscaper	Pool	MRO
The Home Depot Mission	Expand & strengthen offering to serve residential Pro customers					Grow leading position
SRS Pro Ecosystem	Salesforce; Brands; Assortment Depth & Breadth; Strategic Locations; Trade Credit; Interconnected & B2B Experience; Order Management; Delivery *While capabilities are similar across trade verticals, they are often tailored by category to effectively serve Pros*					

SRS complements The Home Depot's capabilities and will enable us to better serve the complex project purchase occasion, while also establishing The Home Depot as a leading specialty trade distributor across multiple verticals

Notes: (1) Pro customer types listed are illustrative and not meant to be exhaustive

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Transaction Overview & Financial Highlights

Transaction Overview

- $18.25 billion transaction value implies a multiple of approximately 16.1x 2023E Adj. EBITDA[(1)]
- SRS senior leadership is fully committed to continue to lead this exceptional and growing business
- Transaction is subject to customary closing conditions, including regulatory approvals, and is expected to be completed by the end of fiscal 2024

Value Creation

- Transaction is expected to be dilutive from a GAAP EPS perspective, but accretive from a cash EPS perspective in the first year, post closing, excluding synergies
- Acquisition will create shareholder value by accelerating Pro sales growth

Capital Structure

- We intend to finance[(2)] the acquisition with cash on hand, incremental commercial paper, and new unsecured notes
- We intend to maintain current investment grade ratings[(3)]
- Pro forma leverage of ~2.5x[(4)] at closing, deleveraging over a 24-month period to ~2.0x target by pausing share repurchases to pay down acquisition indebtedness

Notes: (1) Based on unaudited adjusted EBITDA and includes full-year impact of acquisitions for fiscal year end 12/31/23; (2) Timing will determine specific financing terms; (3) A/A2/A long-term ratings, A-1/P-1/F-1 short-term ratings; (4) Gross adjusted debt / EBITDAR using 8x operating rents, see the appendix for a reconciliation of adjusted debt/EBITDAR to the most comparable GAAP measure.

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CONFIDENTIAL 11 Creates Significant Long - Term Value OPERATING PROFIT DOLLAR GROWTH GENERATE SUPERIOR RETURNS INCREASE REVENUE WITH THE PRO

CONFIDENTIAL Appendix

CONFIDENTIAL 13 Non - GAAP Measures The Company’s presentation includes the pro forma adjusted debt/EBITDAR ratio at the anticipated closing date of the transact ion and the pro forma adjusted debt/EBITDAR ratio that the Company expects to achieve over a 24 - month period following closing of the transaction. This supplem ental information includes non - GAAP measures that should not be considered in isolation or as a substitute for the related U.S. GAAP measures. Set forth be low is a reconciliation of the pro forma adjusted debt/EBITDAR ratio at the anticipated closing date to the most comparable U.S. GAAP measures. Additionally, the Comp any cannot reconcile the forward - looking adjusted debt/EBTIDAR ratio that it expects to achieve over a 24 - month period following closing of the transaction to th e corresponding U.S. GAAP measures, due to variability and difficulty in making accurate forecasts and projections and/or certain information not being ascertain abl e or accessible, and because not all of the information, such as Net Earnings, EBITDAR, and Adjusted Debt, necessary for a quantitative reconciliation of such forward - looki ng non - GAAP financial measures to the most directly comparable U.S. GAAP financial measures is available to the Company without unreasonable efforts. Adjusted Debt/EBITDAR We believe that our adjusted debt/EBITDAR ratio better enables management and investors to understand and analyze our level o f i ndebtedness in relation to our capital structure. We define adjusted debt/EBITDAR as follows: Adjusted Debt (Page 14 ) We define adjusted debt as long - term debt (including current installments of long - term debt), plus short - term debt, plus eight t imes operating rents for the trailing twelve months. We continue to use the eight times operating rents methodology to calculate adjusted debt post implem ent ation of Accounting Standards Codification Topic 842, Leases , ("Topic 842") as it typically results in a more conservative estimate and is still used by a primary U.S. rating agency. EBITDAR (Page 15 ) We define EBITDAR as net earnings before interest and other, net, income taxes, depreciation and amortization, and operating ren ts calculated on a trailing twelve - month basis. Adjusted Debt/EBITDAR (Page 15 ) We define adjusted debt/EBITDAR as adjusted debt divided by EBITDAR.

CONFIDENTIAL 14 Adjusted Debt Calculation Adjusted Debt Calculation (USD millions) The Home Depot (1) SRS (2) Pro Forma Adjustments Pro Forma Combined Long - term debt (including current installments of long - term debt) $ 44,111 $ 5,812 n/a $ 49,923 Repayment of SRS debt at close (3) n/a n/a $ (5,537) $ (5,537) Pro forma acquisition debt (commercial paper & senior notes) (4) n/a n/a $ 12,500 $ 12,500 Total D ebt $ 44,111 $ 5,812 $ 6,963 $ 56 , 886 Eight times operating rents (5) 10,872 1,240 n/a 12,112 Adjusted D ebt $ 54,983 $ 7,052 $ 6,963 $ 68,998 1) Actual balances as of the fiscal period ended January 28, 2024 2) Actual balances based on unaudited, preliminary financial statements as of the fiscal period ended December 31, 2023 3) Assumes outstanding SRS indebtedness other than finance lease liabilities and related financing obligations are repaid at clo sin g 4) Reflects the estimated amount of indebtedness expected to be incurred by The Home Depot to fund the acquisition. This is a pr eli minary estimate and is subject to change 5) We continue to use the eight times operating rents methodology to calculate adjusted debt post Topic 842 implementation as it ty pically results in a more conservative estimate and is still used by a primary U.S. rating agency. As of the end of the respective fiscal period, the operating lease liabilities included on the consolidated balance sheets were $8,132 million and $538 million, respectively

CONFIDENTIAL 15 EBITDAR & Adjusted Debt/EBITDAR Calculations EBITDAR Calculation (USD millions) The Home Depot (1) SRS (2) Pro Forma Combined (5) Net earnings $ 15,143 $ 75 $ 15,218 Interest and other, net (3) 1,765 404 2,169 Income taxes 4,781 37 4,818 Depreciation and amortization (4) 3,206 536 3,742 Operating rents 1,359 155 1,514 EBITDAR $ 26,254 $ 1,207 $ 27,461 1) Actual results for the twelve months ended January 28, 2024 2) Actual results based on unaudited, preliminary financial statements for the twelve months ended December 31, 2023 3) For SRS, includes interest on outstanding indebtedness expected to be repaid at closing. Does not include adjustments for interest related to the acquisition debt 4) For The Home Depot, includes depreciation of distribution centers and tool rental equipment included in cost of sales, and excludes debt issuance costs and other debt - related amortization of $41 million for the twelve months ended January 28, 2024, which is included in interest and other, net above 5) No pro forma adjustments were made to any of the components of EBITDAR. Amounts in this column represent the combined unadjusted results of The Home Depot and SRS for the respective fiscal periods Adjusted Debt/EBITDAR Calculation (USD millions) The Home Depot Pro Forma Combined Adjusted debt $ 54,983 $ 68,998 EBITDAR $ 26,254 $ 27,461 Adjusted debt/EBITDAR (1) 2.1x 2.5 x 1) Adjusted debt/EBITDAR would have been 2.0x for The Home Depot and 2. 4 x for the Pro Forma Combined had it been calculated using the operating lease liabilities recorded on the respective balance sheet s . We continue to use the eight times operating rents methodology to calculate adjusted debt post Topic 842 implementation as it typically results in a more conservative estimate and is still used by a primary U.S. rating agency